Exhibit 99.2

Capital One Financial Corporation

Financial Supplement

First Quarter 2013 (1) (2) (3)

(1)

The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation, and investors should refer to our March 31, 2013 Quarterly Report on Form 10-Q once it is filed with the Securities and Exchange Commission.

(2)

References to ING Direct refer to the business and assets acquired and liabilities assumed in the February 17, 2012 acquisition. References to the 2012 U.S. card acquisition refer to the May 1, 2012 transaction in which we acquired substantially all of HSBC’s credit card and private-label credit card business in the United States.

(3)

We use the term “acquired loans” to refer to a limited portion of the credit card loans acquired in the 2012 U.S. card acquisition and the substantial majority of loans acquired in the ING Direct and Chevy Chase Bank (“CCB”) acquisitions, which were recorded at fair value at acquisition and subsequently accounted for based on estimated cash flows expected to be collected over the life of the loans (under the accounting standard formerly known as “SOP 03-3”). Because SOP 03-3 takes into consideration future credit losses expected to be incurred over the life of the loans, there are no charge-offs or an allowance associated with these loans unless the estimated cash flows expected to be collected decrease subsequent to acquisition. In addition, these loans are not classified as delinquent or nonperforming even though the customer may be contractually past due because we expect that we will fully collect the carrying value of these loans. The accounting and classification of these loans may significantly alter some of our reported credit quality metrics. We therefore supplement certain reported credit quality metrics with metrics adjusted to exclude the impact of these acquired loans.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 1: Financial Summary—Consolidated (1)(2)(3)

(Dollars in millions, except per share data and as noted) (unaudited)	2013 Q1	2012 Q4	2012 Q3	2012 Q2	2012 Q1
Earnings
Net interest income	$4,570	$4,528	$4,646	$4,001	$3,414
Non-interest income(4) (5)	981	1,096	1,136	1,054	1,521

Total net revenue(6)	5,551	5,624	5,782	5,055	4,935

Provision for credit losses	885	1,151	1,014	1,677	573
Non-interest expense:
Marketing	317	393	316	334	321
Amortization of intangibles(7)	177	191	199	157	62
Acquisition-related(8)	46	69	48	133	86
Operating expenses	2,488	2,602	2,482	2,518	2,035

Total non-interest expense	3,028	3,255	3,045	3,142	2,504

Income from continuing operations before income taxes	1,638	1,218	1,723	236	1,858
Income tax provision	494	370	535	43	353

Income from continuing operations, net of tax	1,144	848	1,188	193	1,505
Loss from discontinued operations, net of tax(4)	(78)	(5)	(10)	(100)	(102)

Net income	1,066	843	1,178	93	1,403
Dividends and undistributed earnings allocated to participating securities(9)	(5)	(3)	(5)	(1)	(7)
Preferred stock dividends	(13)	(15)	—	—	—

Net income available to common stockholders	$1,048	$825	$1,173	$92	$1,396

Common Share Statistics
Basic EPS:(9)
Income from continuing operations, net of tax	$1.94	$1.43	$2.05	$0.33	$2.94
Loss from discontinued operations, net of tax	(0.13)	(0.01)	(0.02)	(0.17)	(0.20)

Net income per common share	$1.81	$1.42	$2.03	$0.16	$2.74

Diluted EPS:(9)
Income from continuing operations, net of tax	$1.92	$1.42	$2.03	$0.33	$2.92
Loss from discontinued operations, net of tax	(0.13)	(0.01)	(0.02)	(0.17)	(0.20)

Net income per common share	$1.79	$1.41	$2.01	$0.16	$2.72

Weighted average common shares outstanding (in millions) for:
Basic EPS	580.5	579.2	578.3	577.7	508.7
Diluted EPS	586.3	585.6	584.1	582.8	513.1
Common shares outstanding (period end, in millions)	584.0	582.2	581.3	580.7	580.2
Dividends per common share	$0.05	$0.05	$0.05	$0.05	$0.05
Tangible book value per common share (period end)(10)	41.87	40.23	38.70	35.67	39.37
Balance Sheet (Period End)
Loans held for investment(11)	$191,333	$205,889	$203,132	$202,749	$173,822
Interest-earning assets	268,479	280,096	270,661	264,331	265,398
Total assets	300,163	312,918	301,989	296,572	294,481
Interest-bearing deposits	191,093	190,018	192,488	193,859	197,254
Total deposits	212,410	212,485	213,255	213,931	216,528
Borrowings	37,492	49,910	38,377	35,874	32,885
Stockholders’ equity	41,296	40,499	39,672	37,192	36,950
Balance Sheet (Quarterly Average Balances)
Average loans held for investment(11)	$195,997	$202,944	$202,856	$192,632	$152,900
Average interest-earning assets	272,345	277,886	266,803	265,019	220,246
Average total assets	303,223	308,096	297,154	295,306	246,384
Average interest-bearing deposits	190,612	192,122	193,700	195,597	151,625
Average total deposits	211,555	213,494	213,323	214,914	170,259
Average borrowings	41,574	44,189	36,451	35,418	35,994
Average stockholders’ equity	40,960	40,212	38,535	37,533	32,982

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 2: Selected Metrics—Consolidated (1)(2)(3)

(Dollars in millions, except per share data and as noted) (unaudited)	2013 Q1	2012 Q4	2012 Q3	2012 Q2	2012 Q1
Performance Metrics
Net interest income growth (quarter over quarter)	1%	(3)%	16%	17%	7%
Non-interest income growth (quarter over quarter)	(10)	(4)	8	(31)	75
Total net revenue growth (quarter over quarter)	(1)	(3)	14	2	22
Total net revenue margin(12)	8.15	8.10	8.67	7.63	8.96
Net interest margin(13)	6.71	6.52	6.97	6.04	6.20
Return on average assets(14)	1.51	1.10	1.60	0.26	2.44
Return on average total stockholders’ equity(15)	11.17	8.44	12.33	2.06	18.25
Return on average tangible common equity(16)	19.09	14.74	21.93	3.53	31.60
Non-interest expense as a % of average loans held for investment(17)	6.18	6.42	6.00	6.52	6.55
Efficiency ratio(18)	54.55	57.88	52.66	62.16	50.74
Effective income tax rate	30.2	30.4	31.1	18.2	19.0
Full-time equivalent employees (in thousands), period end	39.3	39.6	37.6	37.4	34.2
Credit Quality Metrics(11)(19)
Allowance for loan and lease losses	$4,606	$5,156	$5,154	$4,998	$4,060
Allowance as a % of loans held for investment	2.41%	2.50%	2.54%	2.47%	2.34%
Allowance as a % of loans held for investment (excluding acquired loans)	2.91	3.02	3.11	3.08	3.08
Net charge-offs	$1,079	$1,150	$887	$738	$780
Net charge-off rate(20)	2.20%	2.26%	1.75%	1.53%	2.04%
Net charge-off rate (excluding acquired loans)(20)	2.69	2.78	2.18	1.96	2.40
30+ day performing delinquency rate	2.37	2.70	2.54	2.06	2.23
30+ day performing delinquency rate (excluding acquired loans)	2.90	3.29	3.15	2.59	2.96
30+ day delinquency rate(21)	**	3.09	2.92	2.43	2.69
30+ day delinquency rate (excluding acquired loans)(21)	**	3.77	3.62	3.06	3.57
Capital Ratios (22)
Tier 1 common ratio	11.8%	11.0%	10.7%	9.9%	11.9%
Tier 1 risk-based capital ratio	12.2	11.3	12.7	11.6	13.9
Total risk-based capital ratio	14.4	13.6	15.0	14.0	16.5
Tangible common equity (“TCE”) ratio	8.6	7.9	7.9	7.4	8.2

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 3: Consolidated Statements of Income(1)(2)(3)

	Three Months Ended
(Dollars in millions, except per share data) (unaudited)	March 31, 2013	December 31, 2012	March 31, 2012

Interest income:
Loans, including loans held for sale	$4,649	$4,727	$3,657
Investment securities	374	361	298
Other	28	27	24

Total interest income	5,051	5,115	3,979

Interest expense:
Deposits	326	348	311
Securitized debt obligations	56	58	80
Senior and subordinated notes	82	85	88
Other borrowings	17	96	86

Total interest expense	481	587	565

Net interest income	4,570	4,528	3,414
Provision for credit losses	885	1,151	573

Net interest income after provision for credit losses	3,685	3,377	2,841

Non-interest income:
Service charges and other customer-related fees	550	595	415
Interchange fees, net	445	459	328
Net other-than-temporary impairment losses recognized in earnings	(25)	(12)	(14)
Bargain purchase gain(5)	—	—	594
Other	11	54	198

Total non-interest income	981	1,096	1,521

Non-interest expense:
Salaries and associate benefits	1,080	1,039	864
Occupancy and equipment	350	380	270
Marketing	317	393	321
Professional services	307	354	293
Communications and data processing	210	205	172
Amortization of intangibles(7)	177	191	62
Acquisition-related(8)	46	69	86
Other	541	624	436

Total non-interest expense	3,028	3,255	2,504

Income from continuing operations before income taxes	1,638	1,218	1,858
Income tax provision	494	370	353

Income from continuing operations, net of tax	1,144	848	1,505
Loss from discontinued operations, net of tax(4)	(78)	(5)	(102)

Net income	1,066	843	1,403
Dividends and undistributed earnings allocated to participating securities(9)	(5)	(3)	(7)
Preferred stock dividends	(13)	(15)	—

Net income available to common stockholders	$1,048	$825	$1,396

Basic earnings per common share:(9)
Income from continuing operations	$1.94	$1.43	$2.94
Loss from discontinued operations	(0.13)	(0.01)	(0.20)

Net income per basic common share	$1.81	$1.42	$2.74

Diluted earnings per common share:(9)
Income from continuing operations	$1.92	$1.42	$2.92
Loss from discontinued operations	(0.13)	(0.01)	(0.20)

Net income per diluted common share	$1.79	$1.41	$2.72

Weighted average common shares outstanding (in millions) for:
Basic EPS	580.5	579.2	508.7
Diluted EPS	586.3	585.6	513.1

Dividends paid per common share	$0.05	$0.05	$0.05

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 4: Consolidated Balance Sheets

(Dollars in millions)(unaudited)	March 31, 2013	December 31, 2012	March 31, 2012

Assets:
Cash and cash equivalents:
Cash and due from banks	$1,947	$3,440	$2,183
Interest-bearing deposits with banks	4,563	7,617	28,165
Federal funds sold and securites purchased under agreements to resell	236	1	308

Total cash and cash equivalents	6,746	11,058	30,656
Restricted cash for securitization investors	1,018	428	1,090
Securities available for sale, at fair value	63,968	63,979	60,810
Loans held for investment:
Unsecuritized loans held for investment	150,721	162,059	128,927
Restricted loans for securitization investors	40,612	43,830	44,895

Total loans held for investment	191,333	205,889	173,822
Less: Allowance for loan and lease losses	(4,606)	(5,156)	(4,060)

Net loans held for investment	186,727	200,733	169,762
Loans held for sale, at lower of cost or fair value	6,410	201	627
Premises and equipment, net	3,736	3,587	3,062
Interest receivable	1,378	1,694	1,157
Goodwill	13,900	13,904	13,595
Other	16,280	17,334	13,722

Total assets	$300,163	$312,918	$294,481

Liabilities:
Interest payable	$310	$450	$384
Customer deposits:
Non-interest bearing deposits	21,317	22,467	19,274
Interest-bearing deposits	191,093	190,018	197,254

Total customer deposits	212,410	212,485	216,528
Securitized debt obligations	11,046	11,398	15,474
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	855	1,248	770
Senior and subordinated notes	13,255	12,686	11,948
Other borrowings	12,336	24,578	4,693

Total other debt	26,446	38,512	17,411
Other liabilities	8,655	9,574	7,734

Total liabilities	258,867	272,419	257,531

Stockholders’ equity:
Preferred stock	—	—	—
Common stock	6	6	6
Additional paid-in capital, net	26,256	26,188	25,136
Retained earnings	17,876	16,853	14,841
Accumulated other comprehensive income	473	739	253
Treasury stock, at cost	(3,315)	(3,287)	(3,286)

Total stockholders’ equity	41,296	40,499	36,950

Total liabilities and stockholders’ equity	$300,163	$312,918	$294,481

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 5: Notes to Financial & Selected Metrics and Consolidated Financial Statements (Tables 1 — 4)

(1)	Certain prior period amounts have been reclassified to conform to the current period presentation.

(2)

Results for Q2 2012 and thereafter include the impact of the May 1, 2012 closing of the 2012 U.S. card acquisition, which resulted in the addition of $28.2 billion in credit card receivables at closing.

(3)

Results for Q1 2012 and thereafter include the impact of the February 17, 2012 acquisition of ING Direct, which resulted in the addition of loans of $40.4 billion, other assets of $53.9 billion and deposits of $84.4 billion at acquisition.

(4)

We recorded a provision for mortgage representation and warranty losses of $97 million in Q1 2013. We did not record a provision for mortgage representation and warranty losses in Q4 2012 or Q3 2012. We recorded a provision for mortgage representation and warranty losses of $180 million in Q2 2012 and $169 million in Q1 2012. The majority of the provision for representation and warranty losses is generally included net of tax in discontinued operations, with the remaining amount included pre-tax in non-interest income. The mortgage representation and warranty reserve increased to $994 million as of March 31, 2013, from $899 million as of December 31, 2012.

(5)

Includes a bargain purchase gain of $594 million recognized in earnings in Q1 2012 attributable to the February 17, 2012 acquisition of ING Direct. Represents the excess of the fair value of the net assets acquired in the ING Direct acquisition as of the acquisition date of February 17, 2012 over the consideration transferred.

(6)

Total net revenue was reduced by $265 million in Q1 2013, $318 million in Q4 2012, $185 million in Q3 2012, $311 million in Q2 2012 and $123 million in Q1 2012 for the estimated uncollectible amount of billed finance charges and fees. Premium amortization related to the 2012 U.S. card and ING Direct acquisitions reduced revenue by $111 million in Q1 2013, $124 million in Q4 2012, $133 million in Q3 2012, $104 million in Q2 2012 and $30 million in Q1 2012.

(7)

Includes purchased credit card relationship (“PCCR”) intangible amortization of $116 million in Q1 2013, $127 million in Q4 2012, $131 million in Q3 2012, $88 million in Q2 2012 and $4 million in Q1 2012, the substantial majority of which is attributable to the 2012 U.S. card acquisition. Includes core deposit intangible amortization of $44 million in Q1 2013, $47 million in Q4 2012, $49 million in Q3 2012, $51 million in Q2 2012 and $46 million in Q1 2012.

(8)	Acquisition-related costs include transaction costs, legal and other professional or consulting fees, restructuring costs and integration expense.

(9)

Dividends and undistributed earnings allocated to participating securities and EPS are computed independently for each period. Accordingly, the sum of each quarter may not agree to the year-to-date total.

(10)

Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information.

(11)

Loans held for investment includes acquired loans accounted for based on cash flows expected to be collected. See Table “Table 12: Notes to Loan and Business Segment Disclosures (Tables 7 — 11)” for information on the amount of acquired loans for each of the periods presented.

(12)	Calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.

(13)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.

(14)	Calculated based on annualized income from continuing operations, net of tax, for the period divided by average total assets for the period.

(15)	Calculated based on annualized income from continuing operations, net of tax, for the period divided by average stockholders’ equity for the period.

(16)

Calculated based on annualized income from continuing operations, net of tax, for the period divided by average tangible common equity for the period. See “Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information.

(17)	Calculated based on annualized non-interest expense for the period divided by average loans held for investment for the period.

(18)	Calculated based on non-interest expense, excluding goodwill impairment charges, for the period divided by total net revenue for the period.

(19)

Loans acquired as part of the 2012 U.S. card, ING Direct and CCB acquisitions classified as held for investment are included in the denominator used in calculating our reported credit quality metrics. We supplement certain reported credit quality metrics with metrics adjusted to exclude from the denominator acquired loans accounted for based on estimated expected cash flows to be collected (formerly SOP 03-3).

(20)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.

(21)	The 30+ day delinquency rate as of the end of Q1 2013 will be provided in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2013.

(22)

Capital ratios as of the end of Q1 2013 are preliminary and therefore subject to change. TCE ratio is a non-GAAP capital ratio. See “Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for information on the calculation of each of these ratios.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2013 Q1			2012 Q4			2012 Q1
	Average	Interest Income/	Yield/	Average	Interest Income/	Yield/	Average	Interest Income/	Yield/
(Dollars in millions)(unaudited)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Interest-earning assets:
Loans, including loans held for sale	$200,441	$4,649	9.28%	$203,132	$4,727	9.31%	$153,332	$3,657	9.54%
Investment securities	64,798	374	2.31	64,174	361	2.25	50,543	298	2.36
Cash equivalents and other	7,106	28	1.58	10,580	27	1.02	16,371	24	0.59

Total interest-earning assets	$272,345	$5,051	7.42%	$277,886	$5,115	7.36%	$220,246	$3,979	7.23%

Interest-bearing liabilities:
Interest-bearing deposits	$190,612	$326	0.68%	$192,122	$348	0.72%	$151,625	$311	0.82%
Securitized debt obligations	11,758	56	1.91	12,119	58	1.91	16,185	80	1.98
Senior and subordinated notes	11,984	82	2.74	11,528	85	2.95	10,268	88	3.43
Other borrowings	17,832	17	0.38	20,542	96	1.87	9,541	86	3.61

Total interest-bearing liabilities	$232,186	$481	0.83%	$236,311	$587	0.99%	$187,619	$565	1.20%

Net interest income/spread		$4,570	6.59%		$4,528	6.37%		$3,414	6.03%

Impact of non-interest bearing funding			0.12			0.15			0.17

Net interest margin			6.71%			6.52%			6.20%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 7: Loan Information and Performance Statistics(1)(2)(3)(4)

	2013	2012	2012	2012	2012
(Dollars in millions)(unaudited)	Q1	Q4	Q3	Q2	Q1
Period-end Loans Held For Investment
Credit card:
Domestic credit card	$70,361	$83,141	$80,621	$80,798	$53,173
International credit card	8,036	8,614	8,412	8,116	8,303

Total credit card	78,397	91,755	89,033	88,914	61,476

Consumer banking:
Automobile	27,940	27,123	26,434	25,251	23,568
Home loan	41,931	44,100	46,275	48,224	49,550
Retail banking	3,742	3,904	4,029	4,140	4,182

Total consumer banking	73,613	75,127	76,738	77,615	77,300

Commercial banking:
Commercial and multifamily real estate	17,878	17,732	16,963	16,254	15,702
Commercial and industrial	20,127	19,892	18,965	18,467	17,761

Total commercial lending	38,005	37,624	35,928	34,721	33,463
Small-ticket commercial real estate	1,145	1,196	1,281	1,335	1,443

Total commercial banking	39,150	38,820	37,209	36,056	34,906

Other loans	173	187	152	164	140

Total	$191,333	$205,889	$203,132	$202,749	$173,822

Average Loans Held For Investment
Credit card:
Domestic credit card	$74,714	$80,718	$80,502	$71,468	$54,131
International credit card	8,238	8,372	8,154	8,194	8,301

Total credit card	82,952	89,090	88,656	79,662	62,432

Consumer banking:
Automobile	27,477	26,881	25,923	24,487	22,582
Home loan	43,023	45,250	47,262	48,966	29,502
Retail banking	3,786	3,967	4,086	4,153	4,179

Total consumer banking	74,286	76,098	77,271	77,606	56,263

Commercial banking:
Commercial and multifamily real estate	17,454	17,005	16,654	15,838	15,514
Commercial and industrial	19,949	19,344	18,817	18,001	17,038

Total commercial lending	37,403	36,349	35,471	33,839	32,552
Small-ticket commercial real estate	1,173	1,249	1,296	1,388	1,480

Total commercial banking	38,576	37,598	36,767	35,227	34,032

Other loans	183	158	162	137	173

Total	$195,997	$202,944	$202,856	$192,632	$152,900

Net Charge-off Rates
Credit card:
Domestic credit card	4.43%	4.35%	3.04%	2.86%	3.92%
International credit card	4.59	3.99	4.95	5.49	5.52

Total credit card	4.45	4.32	3.22	3.13	4.14

Consumer banking:
Automobile	1.78	2.24	1.79	1.11	1.41
Home loan	0.04	(0.06)	0.28	0.09	0.20
Retail banking	1.85	2.45	1.20	1.27	1.39

Total consumer banking	0.78	0.88	0.83	0.48	0.77

Commercial banking:
Commercial and multifamily real estate	0.01	(0.08)	(0.05)	0.18	0.09
Commercial and industrial	0.04	0.13	—	0.10	(0.08)

Total commercial lending	0.03	0.03	(0.03)	0.14	—

Small-ticket commercial real estate	1.41	2.02	0.79	1.46	4.24

Total commercial banking	0.07	0.10	—	0.19	0.19

Other loans	14.53	24.23	30.11	18.04	23.30

Total	2.20%	2.26%	1.75%	1.53%	2.04%

30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	3.37%	3.61%	3.52%	2.79%	3.25%
International credit card	4.04	3.58	4.92	4.84	5.14

Total credit card	3.44%	3.61%	3.65%	2.97%	3.51%

Consumer banking:
Automobile	5.58%	7.00%	6.12%	5.20%	4.87%
Home loan	0.14	0.13	0.15	0.15	0.15
Retail banking	0.83	0.76	0.73	0.69	0.80

Total consumer banking	2.24%	2.65%	2.23%	1.82%	1.63%

Nonperforming Asset Rates(5)
Credit card:
International credit card	1.13%	1.16%	—%	—%	—%

Total credit card	0.12%	0.11%	—%	—%	—%

Consumer banking:
Automobile	0.40%	0.63%	0.52%	0.41%	0.32%
Home loan	1.02	1.00	0.98	0.94	0.94
Retail banking	1.24	1.85	2.25	2.21	2.25

Total consumer banking	0.80%	0.91%	0.89%	0.83%	0.82%

Commercial banking:
Commercial and multifamily real estate	0.76%	0.82%	1.04%	1.28%	1.55%
Commercial and industrial	0.64	0.72	0.68	0.81	0.69

Total commercial lending	0.69%	0.77%	0.85%	1.03%	1.09%
Small-ticket commercial real estate	2.42	0.97	1.49	1.25	4.35

Total commercial banking	0.74%	0.77%	0.87%	1.04%	1.23%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 8: Financial & Statistical Summary—Credit Card Business(2)(4)

	2013	2012	2012	2012	2012
(Dollars in millions) (unaudited)	Q1	Q4	Q3	Q2	Q1
Credit Card
Earnings:
Net interest income	$2,830	$2,849	$2,991	$2,350	$1,992
Non-interest income	821	883	826	771	598

Total net revenue	3,651	3,732	3,817	3,121	2,590
Provision for credit losses	743	1,000	892	1,711	458
Non-interest expense	1,848	1,933	1,790	1,863	1,268

Income (loss) from continuing operations before taxes	1,060	799	1,135	(453)	864
Income tax provision (benefit)	374	279	394	(156)	298

Income (loss) from continuing operations, net of tax	$686	$520	$741	$(297)	$566

Selected performance metrics:
Period-end loans held for investment	$78,397	$91,755	$89,033	$88,914	$61,476
Average loans held for investment	82,952	89,090	88,656	79,662	62,432
Average yield on loans held for investment(10)	15.16%	14.33%	15.03%	13.42%	14.41%
Total net revenue margin(11)	17.61	16.76	17.22	15.67	16.59
Net charge-off rate	4.45	4.32	3.22	3.13	4.14
30+ day performing delinquency rate	3.44	3.61	3.65	2.97	3.51
30+ day delinquency rate(7)	**	3.69	3.65	2.97	3.51
Nonperforming loan rate(5)	0.12	0.11	—	—	—
PCCR intangible amortization	$116	$127	$131	$88	$4
Purchase volume(6)	45,098	52,853	48,020	45,228	34,498
Domestic Card
Earnings:
Net interest income	$2,556	$2,583	$2,715	$2,118	$1,713
Non-interest income	724	798	722	708	497

Total net revenue	3,280	3,381	3,437	2,826	2,210
Provision for credit losses	647	911	811	1,600	361
Non-interest expense	1,633	1,727	1,584	1,634	1,052

Income (loss) from continuing operations before taxes	1,000	743	1,042	(408)	797
Income tax provision (benefit)	356	263	369	(144)	282

Income (loss) from continuing operations, net of tax	$644	$480	$673	$(264)	$515

Selected performance metrics:
Period-end loans held for investment	$70,361	$83,141	$80,621	$80,798	$53,173
Average loans held for investment	74,714	80,718	80,502	71,468	54,131
Average yield on loans held for investment(10)	15.07%	14.20%	14.88%	13.33%	14.11%
Total net revenue margin(11)	17.56	16.75	17.08	15.82	16.33
Net charge-off rate	4.43	4.35	3.04	2.86	3.92
30+ day performing delinquency rate	3.37	3.61	3.52	2.79	3.25
30+ day delinquency rate(7)	**	3.61	3.52	2.79	3.25
Purchase volume(6)	$41,831	$48,918	$44,552	$41,807	$31,417
International Card
Earnings:
Net interest income	$274	$266	$276	$232	$279
Non-interest income	97	85	104	63	101

Total net revenue	371	351	380	295	380
Provision for credit losses	96	89	81	111	97
Non-interest expense	215	206	206	229	216

Income (loss) from continuing operations before taxes	60	56	93	(45)	67
Income tax provision (benefit)	18	16	25	(12)	16

Income (loss) from continuing operations, net of tax	$42	$40	$68	$(33)	$51

Selected performance metrics:
Period-end loans held for investment	$8,036	$8,614	$8,412	$8,116	$8,303
Average loans held for investment	8,238	8,372	8,154	8,194	8,301
Average yield on loans held for investment	15.97%	15.59%	16.47%	14.18%	16.38%
Total net revenue margin	18.01	16.77	18.64	14.40	18.31
Net charge-off rate	4.59	3.99	4.95	5.49	5.52
30+ day performing delinquency rate	4.04	3.58	4.92	4.84	5.14
30+ day delinquency rate(7)	**	4.49	4.92	4.84	5.14
Nonperforming loan rate(5)	1.13	1.16	—	—	—
Purchase volume(6)	$3,267	$3,935	$3,468	$3,421	$3,081

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 9: Financial & Statistical Summary—Consumer Banking Business(3)(4)

(Dollars in millions) (unaudited)	2013 Q1	2012 Q4	2012 Q3	2012 Q2	2012 Q1
Consumer Banking
Earnings:
Net interest income	$1,478	$1,503	$1,501	$1,496	$1,288
Non-interest income	181	161	260	185	176

Total net revenue	1,659	1,664	1,761	1,681	1,464
Provision for credit losses	175	169	202	44	174
Non-interest expense	890	992	977	959	943

Income from continuing operations before taxes	594	503	582	678	347
Income tax provision	211	178	206	240	123

Income from continuing operations, net of tax	$383	$325	$376	$438	$224

Selected performance metrics:
Period-end loans held for investment	$73,613	$75,127	$76,738	$77,615	$77,300
Average loans held for investment	74,286	76,098	77,271	77,606	56,263
Average yield on loans held for investment	5.93%	5.94%	6.05%	6.17%	7.20%
Auto loan originations	$3,789	$3,479	$3,905	$4,306	$4,270
Period-end deposits	172,605	172,396	173,100	173,966	176,007
Average deposits	171,089	172,654	173,334	174,416	129,915
Deposit interest expense rate	0.64%	0.68%	0.71%	0.70%	0.73%
Core deposit intangible amortization	$37	$39	$41	$42	$37
Net charge-off rate	0.78%	0.88%	0.83%	0.48%	0.77%
30+ day performing delinquency rate	2.24	2.65	2.23	1.82	1.63
30+ day delinquency rate(7)	**	3.34	2.91	2.47	2.25
Nonperforming loan rate	0.74	0.85	0.84	0.79	0.77
Nonperforming asset rate(5)	0.80	0.91	0.89	0.83	0.82
Period-end loans serviced for others	$14,869	$15,333	$15,659	$16,108	$17,586

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 10: Financial & Statistical Summary—Commercial Banking Business(3)(4)

	2013	2012	2012	2012	2012
(Dollars in millions) (unaudited)	Q1	Q4	Q3	Q2	Q1
Commercial Banking
Earnings:
Net interest income	$454	$450	$432	$427	$431
Non-interest income	84	86	87	82	85

Total net revenue(8)	538	536	519	509	516
Provision for credit losses	(35)	(20)	(87)	(94)	(69)
Non-interest expense	258	294	253	251	261

Income from continuing operations before taxes	315	262	353	352	324
Income tax provision	112	93	125	124	114

Income from continuing operations, net of tax	$203	$169	$228	$228	$210

Selected performance metrics:
Period-end loans held for investment	$39,150	$38,820	$37,209	$36,056	$34,906
Average loans held for investment	38,576	37,598	36,767	35,227	34,032
Average yield on loans held for investment	3.91%	4.15%	4.14%	4.27%	4.47%
Period-end deposits	$30,275	$29,866	$28,670	$27,784	$28,046
Average deposits	30,335	29,476	28,063	27,943	27,569
Deposit interest expense rate	0.28%	0.28%	0.31%	0.33%	0.37%
Core deposit intangible amortization	$7	$8	$8	$9	$9
Net charge-off rate	0.07%	0.10%	—%	0.19%	0.19%
Nonperforming loan rate	0.71	0.73	0.82	0.99	1.15
Nonperforming asset rate(5)	0.74	0.77	0.87	1.04	1.23

Risk category:(9)
Noncriticized	$37,359	$36,839	$35,112	$33,745	$32,339
Criticized performing	1,191	1,340	1,394	1,524	1,695
Criticized nonperforming	277	282	305	356	402

Total risk-rated loans	38,827	38,461	36,811	35,625	34,436
Acquired commercial loans	323	359	398	431	470

Total commercial loans	$39,150	$38,820	$37,209	$36,056	$34,906

% of period-end commercial loans held for investment:
Noncriticized	95.4%	94.9%	94.4%	93.6%	92.6%
Criticized performing	3.1	3.5	3.7	4.2	4.9
Criticized nonperforming	0.7	0.7	0.8	1.0	1.2

Total risk-rated loans	99.2	99.1	98.9	98.8	98.7
Acquired commercial loans	0.8	0.9	1.1	1.2	1.3

Total commercial loans	100.0%	100.0%	100.0%	100.0%	100.0%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 11: Financial & Statistical Summary—Other and Total(2)(3)

	2013	2012	2012	2012	2012
(Dollars in millions) (unaudited)	Q1	Q4	Q3	Q2	Q1
Other
Earnings:
Net interest expense	$(192)	$(274)	$(278)	$(272)	$(297)
Non-interest income	(105)	(34)	(37)	16	662

Total net revenue	(297)	(308)	(315)	(256)	365
Provision for credit losses	2	2	7	16	10
Non-interest expense	32	36	25	69	32

Income (loss) from continuing operations before taxes	(331)	(346)	(347)	(341)	323
Income tax benefit	(203)	(180)	(190)	(165)	(182)

Income (loss) from continuing operations, net of tax	$(128)	$(166)	$(157)	$(176)	$505

Selected performance metrics:
Period-end loans held for investment	$173	$187	$152	$164	$140
Average loans held for investment	183	158	162	137	173
Period-end deposits	9,530	10,223	11,485	12,181	12,475
Average deposits	10,131	11,364	11,926	12,555	12,775
Total
Earnings:
Net interest income	$4,570	$4,528	$4,646	$4,001	$3,414
Non-interest income	981	1,096	1,136	1,054	1,521

Total net revenue	5,551	5,624	5,782	5,055	4,935
Provision for credit losses	885	1,151	1,014	1,677	573
Non-interest expense	3,028	3,255	3,045	3,142	2,504

Income from continuing operations before taxes	1,638	1,218	1,723	236	1,858
Income tax provision	494	370	535	43	353

Income from continuing operations, net of tax	$1,144	$848	$1,188	$193	$1,505

Selected performance metrics:
Period-end loans held for investment	$191,333	$205,889	$203,132	$202,749	$173,822
Average loans held for investment	195,997	202,944	202,856	192,632	152,900
Period-end deposits	212,410	212,485	213,255	213,931	216,528
Average deposits	211,555	213,494	213,323	214,914	170,259

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 12: Notes to Loan and Business Segment Disclosures (Tables 7 — 11)

(1)	Certain prior period amounts have been reclassified to conform to the current period presentation.

(2)

Results for Q2 2012 and thereafter include the impact of the May 1, 2012 closing of the 2012 U.S. card acquisition, which resulted in the addition of approximately $28.2 billion in credit card receivables at closing.

(3)

Results for Q1 2012 and thereafter include the impact of the February 17, 2012 acquisition of ING Direct, which resulted in the addition of loans of $40.4 billion, other assets of $53.9 billion and deposits of $84.4 billion at acquisition.

(4)

Loans acquired as part of the 2012 U.S. card, ING Direct and CCB acquisitions are included in the denominator used in calculating our reported credit quality metrics. We therefore present certain reported credit quality metrics, adjusted to exclude from the denominator acquired loans accounted for based on estimated cash flows expected to be collected over the life of the loans (formerly SOP 03-3). The table below presents amounts related to acquired loans accounted for under SOP 03-3.

	2013	2012	2012	2012	2012
(Dollars in millions) (unaudited)	Q1	Q4	Q3	Q2	Q1
Acquired loans accounted for under SOP 03-3:
Period-end unpaid principal balance	$36,216	$38,477	$40,749	$43,333	$44,798
Period-end loans held for investment	34,943	37,134	39,388	41,673	43,131
Average loans held for investment	35,706	37,899	40,158	42,182	23,067

(5)

Nonperforming assets consist of nonperforming loans, real estate owned (“REO”) and other foreclosed assets. The nonperforming asset ratios are calculated based on nonperforming assets for each category divided by the combined period-end total of loans held for investment, REO and other foreclosed assets for each respective category.

(6)	Includes credit card purchase transactions, net of returns. Excludes cash advance transactions.

(7)	The 30+ day delinquency rate as of the end of Q1 2013 will be provided in our Quarterly Report on Form 10-Q for the period ended March 31, 2013.

(8)

Because some of our tax-related commercial investments generate tax-exempt income or tax credits, we make certain reclassifications within our Commercial Banking business results to present revenues on a taxable-equivalent basis, calculated assuming an effective tax rate approximately equal to our federal statutory tax rate of 35%.

(9)	Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.

(10)

The transfer of the Best Buy Stores, L.P. (“Best Buy”) portfolio to held for sale resulted in an increase in the average yield for Domestic Card and Total Card of 107 basis points and 97 basis points, respectively, in Q1 2013.

(11)

The transfer of the Best Buy portfolio to held for sale resulted in an increase in the net revenue margin for Domestic Card and Total Card of 123 basis points and 112 basis points, respectively, in Q1 2013.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 13: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures

In addition to disclosing required regulatory capital measures, we also report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include average tangible common equity, tangible common equity (“TCE”) and TCE ratio. The table below provides the details of the calculation of our regulatory capital and non-GAAP capital measures. While our non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

	2013	2012	2012	2012	2012
(Dollars in millions)(unaudited)	Q1	Q4	Q3	Q2	Q1
Average Equity to Non-GAAP Average Tangible Common Equity
Average total stockholders’ equity	$40,960	$40,212	$38,535	$37,533	$32,982
Less: Average intangible assets(1)	(16,141)	(16,340)	(16,408)	(15,689)	(13,931)
Noncumulative perpetual preferred stock(2)	(853)	(853)	(456)	—	—

Average tangible common equity(3)	$23,966	$23,019	$21,671	$21,844	$19,051

Stockholders’ Equity to Non-GAAP Tangible Common Equity
Total stockholders’ equity	$41,296	$40,499	$39,672	$37,192	$36,950
Less: Goodwill and other intangible assets(1)	(15,992)	(16,224)	(16,323)	(16,477)	(14,110)
Noncumulative perpetual preferred stock(2)	(853)	(853)	(853)	—	—

Tangible common equity(3)	$24,451	$23,422	$22,496	$20,715	$22,840

Total Assets to Tangible Assets
Total assets	$300,163	$312,918	$301,989	$296,572	$294,481
Less: Assets from discontinued operations	(309)	(309)	(309)	(310)	(304)

Total assets from continuing operations	299,854	312,609	301,680	296,262	294,177
Less: Goodwill and other intangible assets(1)	(15,992)	(16,224)	(16,323)	(16,477)	(14,110)

Tangible assets	$283,862	$296,385	$285,357	$279,785	$280,067

Non-GAAP TCE Ratio
Tangible common equity(3)	$24,451	$23,422	$22,496	$20,715	$22,840
Tangible assets	283,862	296,385	285,357	279,785	280,067
TCE ratio(3)	8.6%	7.9%	7.9%	7.4%	8.2%
Regulatory Capital Ratios(4)
Total stockholders’ equity	$41,296	$40,499	$39,672	$37,192	$36,950
Less: Net unrealized gains on AFS securities recorded in accumulated other comprehensive income (“AOCI”)(5)	(583)	(712)	(752)	(422)	(327)
Net (gains) losses on cash flow hedges recorded in AOCI(5)	15	2	(6)	34	70
Disallowed goodwill and other intangible assets	(14,361)	(14,428)	(14,497)	(14,563)	(14,057)
Disallowed deferred tax assets	—	—	(221)	(758)	(902)
Noncumulative perpetual preferred stock(2)	(853)	(853)	(853)	—	—
Other	(4)	(12)	(12)	(12)	(3)

Tier 1 common capital	25,510	24,496	23,331	21,471	21,731
Plus: Noncumulative perpetual preferred stock(2)	853	853	853	—	—
Tier 1 restricted core capital items(6)	1	2	3,636	3,636	3,636

Tier 1 capital	26,364	25,351	27,820	25,107	25,367

Plus: Long-term debt qualifying as Tier 2 capital	2,122	2,119	2,119	2,318	2,438
Qualifying allowance for loan and lease losses	2,737	2,830	2,767	2,740	2,314
Other Tier 2 components	11	13	17	15	17

Tier 2 capital	4,870	4,962	4,903	5,073	4,769

Total risk-based capital(7)	$31,234	$30,313	$32,723	$30,180	$30,136

Risk-weighted assets(8)	$216,474	$223,472	$218,390	$216,341	$182,704

Tier 1 common ratio(9)	11.8%	11.0%	10.7%	9.9%	11.9%
Tier 1 risk-based capital ratio(10)	12.2	11.3	12.7	11.6	13.9
Total risk-based capital ratio(11)	14.4	13.6	15.0	14.0	16.5

(1)	Includes impact from related deferred taxes.
(2)	Noncumulative perpetual preferred stock qualifies for Tier 1 capital; however, it is not includable in Tier 1 common capital.
(3)	TCE ratio is a non-GAAP measure calculated based on tangible common equity divided by tangible assets.
(4)	Regulatory capital ratios as of the end of Q1 2013 are preliminary and therefore subject to change.
(5)	Amounts presented are net of tax.
(6)	Consists primarily of trust preferred securities.
(7)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.
(8)	Calculated based on prescribed regulatory guidelines.
(9)	Tier 1 common ratio is a regulatory measure calculated based on Tier 1 common capital divided by risk-weighted assets.
(10)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(11)	Total risk-based capital ratio is a regulatory capital measure calculated based on total risk-based capital divided by risk-weighted assets.